Exhibit 99.1

Inseego Announces Chairman of the Board Transition

Jeff Tuder appointed independent Chairman of the Board

Phil Brace assumes CEO role at Skyworks Solutions and steps off Board of

Directors following successful overhaul of the Company and appointment of new Inseego CEO Juho Sarvikas

SAN DIEGO – February 5, 2025 (GLOBE NEWSWIRE) – Inseego Corp. (Nasdaq: INSG) (“Inseego” or the “Company”), a technology leader in 5G mobile and fixed wireless solutions for mobile network operators, Fortune 500 enterprises, and SMBs, today announced that Phil Brace is stepping down from his role as Executive Chairman of the Company’s Board of Directors, effective immediately, in order to serve as CEO and board member of Skyworks Solutions, Inc. (Nasdaq: SWKS), a S&P 500 company.

Under Brace’s leadership, Inseego completed a major overhaul of the Company’s capital structure to reduce total debt and improve the Company’s liquidity, successfully divested its non-core international telematics business, and strengthened the Company’s management team with a number of key executive and functional hires, capped-off with the addition of Juho Sarvikas as the Company’s new Chief Executive Officer last month.

Jeff Tuder has been appointed as independent Chairman of the Company’s Board of Directors, effective immediately. Tuder has served on Inseego’s Board of Directors since 2017 and previously served as Chairman of the Board from August 2022 to February 2024, when Brace took-on the newly-created Executive Chairman role.

“I’m proud of the team and the transformation that we’ve driven together at Inseego over the past 15 months,” said Brace. “I believe Inseego is well-positioned to continue to enhance its position in the wireless marketplace and drive additional expansion of stockholder value. Juho is a tremendous industry leader and executive to drive the Company’s next phase of growth and innovation.”

“I’m honored to take-on the Chairman role at Inseego,” said Tuder. “On behalf of the Board, I want to thank Phil for his exceptional leadership and contributions as Executive Chairman this past year. Phil joined the board at an important time for the Company and agreed to step into the Executive Chair role shortly thereafter. Inseego achieved extraordinary progress during his tenure, and I know I speak for everyone at the Company in expressing our gratitude and in wishing Phil tremendous success at Skyworks.”

“I am excited about the path ahead at Inseego and I’m committed to driving continued value creation for our stockholders," said Juho Sarvikas, Inseego’s Chief Executive Officer. "On behalf of the entire management team and all of Inseego’s employees, many thanks to Phil for his excellent leadership and laying a strong foundation for growth and success going forward. I am looking forward to working closely with Jeff and my fellow Board members as Inseego continues to execute on its mission to become the leading provider of wireless connectivity solutions."

As part of its ongoing nominating and governance process, the Board is in active dialogue with candidates with relevant industry and operating experience to join the Board of Directors.

The Company also announced today that there was no change to its financial guidance for the fourth quarter of 2024, ended December 31, 2024 (which was provided on November 12, 2024). The Company will report its fourth quarter and full-year 2024 financial results on February 19, 2025, as previously announced on January 23, 2025.

1

About Inseego Corp.

Inseego Corp. (Nasdaq: INSG) is the industry leader in 5G Enterprise cloud WAN solutions, with millions of end customers and thousands of enterprise and SMB customers on its 4G, 5G, and cloud platforms. Inseego's 5G Edge Cloud combines the industry's best 5G technology, rich cloud networking features, and intelligent edge applications. Inseego powers new business experiences by connecting distributed sites and workforces, securing enterprise data, and improving business outcomes with intelligent operational visibility---all over a 5G network. For more information on Inseego, visit www.inseego.com. #Putting5GtoWork

Cautionary Note Regarding Forward-Looking Statements

Some of the information presented in this news release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and often contain words such as “may,” “estimate,” “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar words and phrases indicating future results. The information presented in this news release related to our future business outlook, the future demand for our products, and other statements that are not purely historical facts are forward-looking. These forward-looking statements are based on management’s current expectations, assumptions, estimates, and projections. They are subject to significant risks and uncertainties that could cause results to differ materially from those anticipated in such forward-looking statements. We, therefore, cannot guarantee future results, performance, or achievements. Actual results could differ materially from our expectations.

Factors that could cause actual results to differ materially from the Company’s expectations include: (1) the Company’s dependence on a small number of customers for a substantial portion of our revenues; (2) the future demand for wireless broadband access to data and asset management software and services and our ability to accurately forecast; (3) the growth of wireless wide-area networking and asset management software and services; (4) customer and end-user acceptance of the Company’s current product and service offerings and market demand for the Company’s anticipated new product and service offerings; (5) our ability to develop sales channels and to onboard channel partners; (6) increased competition and pricing pressure from participants in the markets in which the Company is engaged; (7) dependence on third-party manufacturers and key component suppliers worldwide; (8) the impact of fluctuations of foreign currency exchange rates; (9) the impact of supply chain challenges on our ability to source components and manufacture our products; (10) unexpected liabilities or expenses; (11) the Company’s ability to introduce new products and services in a timely manner, including the ability to develop and launch 5G products at the speed and functionality required by our customers; (12) litigation, regulatory and IP developments related to our products or components of our products; (13) the Company’s ability to raise additional financing when the Company requires capital for operations or to satisfy corporate obligations; (14) the Company’s ability to execute its plans and expectations relating to acquisitions, divestitures, strategic relationships, software and hardware development, personnel matters, and cost containment initiatives; (15) the global semiconductor shortage and any related price increases or supply chain disruptions, (16) the potential impact of COVID-19 or other global public health emergencies on the business, (17) the impact of high rates of inflation and rising interest rates, (18) the impact of import tariffs on our materials and products, and (19) the impact of geopolitical instability on our business.

These factors, as well as other factors set forth as risk factors or otherwise described in the reports filed by the Company with the SEC (available at www.sec.gov), could cause results to differ materially from those expressed in the Company’s forward-looking statements. The Company assumes no obligation to update publicly any forward-looking statements, even if new information becomes available or other events occur in the future, except as otherwise required under applicable law and our ongoing reporting obligations under the Securities Exchange Act of 1934, as amended.

©2025. Inseego Corp. All rights reserved. Inseego is a trademark of Inseego Corp. Other Company, product, or service names mentioned herein are the trademarks of their respective owners.

Investor Relations Contact:

Matt Glover and Alec Wilson, Gateway Group

IR@inseego.com

(949) 574-3860

Media Relations Contact:

Jodi Ellis, Inseego Corp.

PR@inseego.com

2